INVESTMENT IN OIL AND GAS PROPERTIES	9 Months Ended	12 Months Ended
	Mar. 31, 2017	Jun. 30, 2016
INVESTMENT IN OIL AND GAS PROPERTIES
INVESTMENT IN OIL AND GAS PROPERTIES

2. INVESTMENT IN OIL AND GAS PROPERTIES

        Investment in oil and gas properties consists entirely of our Concession in offshore the Republic of Guinea in West Africa. We previously owned a 37% participating interest in our Guinea Concession on June 30, 2016. As part of our settlement with Tullow and Dana, we received their respective 40% and 23% participating interests in the Concession. Following execution of a Second Amendment to the PSC ("Second PSC Amendment") on September 15, 2016 and receipt of a Presidential Decree on September 21, 2016 we held a 100% ownership of the Concession. On March 30, 2017, we executed a Farm-out Agreement with SAPETRO. Under the terms of the Farm-out Agreement, upon closing of the transaction SAPETRO will receive a 50% participating interest in the PSC in exchange for its commitment to pay 50% of the expenditures associated with the Concession.

        In addition to clarifying certain elements of the PSC, we agreed in the Second PSC Amendment to drill one exploratory well to a minimum depth of 2,500 meters below the seabed within the PSC Extension Period (the "Extension Well") with the option of drilling additional wells. Fulfillment of the work obligations exempts us from the expenditure obligations during the PSC Extension Period.

        In turn, we retained an area equivalent to approximately 5,000 square kilometers in the Guinea offshore waters and are obliged to provide the Government of Guinea: (1) A parent company guarantee for the well obligation, (2) monthly progress reports and a reconciliation of budget to actual expenditures, (failure to provide the reports and assurances on a timely basis could result in a notice of termination with a 30-day period to cure), and (3) certain guarantees.

        Additionally, we agreed to limit the cost recovery pool to date to our share of expenditures in the PSC since 2009 (estimated to be approximately $165,000,000 net to our interest) and begin to move into the territory of Guinea the long lead items we received in the Settlement Agreement that were initially stored in Takoradi, Ghana for the drilling of the Extension Well in 2017. The movement of approximately $1.6 million of the $4.1 million of equipment was started on January 29, 2017 and was completed on February 5, 2017.

        The balance of the material still in Ghana will be moved at a later date. Finally, we agreed to allocate and administer a training budget during the PSC Extension Period for the benefit of the Guinea National Petroleum Office of $250,000 in addition to any unused portion of the training program under Article 10.3 of the PSC. The unused portion of the training program is now estimated to be approximately $292,000.

        The closing of the Farm-out Agreement with SAPETRO is subject to several conditions, including, but not limited to: (i) the receipt of the requisite approvals and consents of the government of the Republic of Guinea, (ii) if required by the Government of Guinea, security in respect of each party's participating share of the drilling costs, and (iii) subject to the satisfaction of SAPETRO acting reasonably, SCS having obtained cash or committed financings in the amount of up to $15 million to enable it to meet its obligations related to the Fatala-1 well. At closing, SAPETRO and SCS will deliver mutual parent guarantees to secure the obligations under the Farm-out Agreement and a joint operating agreement governing the conduct of operations. Each party to the Farm-out Agreement may waive certain conditions in whole or in part at any time.

        The parties have agreed to close on or before May 31, 2017, unless the Farm-out Agreement is previously terminated due to parties' failure to satisfy the closing conditions, by mutual agreement of the parties, or if either party receives final, unappealable written notice from the Government of Guinea stating that it will not approve the transfer of the farm-in interest, or on certain other conditions.

        As more fully described in Note 8, on April 12, 2017 SCS, SAPETRO and Guinea executed a Third Amendment to the PSC (the "Third PSC Amendment") approving the assignment of a 50% interest in the Concession, subject to the receipt of a Presidential Decree as well as the closing of the Farm-out Agreement. We received a Presidential Decree on April 21, 2017.

        We follow the "Full-Cost" method of accounting for oil and natural gas property and equipment costs. Under this method, internal costs incurred that were directly identified with exploration, development, and acquisition activities undertaken by us for our own account, and which were not related to production, general corporate overhead, or similar activities, are capitalized. Capitalization of internal costs was discontinued on April 1, 2013 when Tullow became the Operator of the Concession. Following receipt of the Presidential Decree after the signing of the Second Amendment of the PSC on September 15, 2016 we resumed the role of Operator of the Concession and thus capitalization of certain internal, project related costs resumed. For the three and nine-month periods ended March 31, 2017, we capitalized $0.5 million and $2.0 million of such costs, respectively.

        Capitalized internal costs of approximately $0.2 million from the quarter ended September 30, 2016 were written off and recorded as Full-cost ceiling test write-down expenses, and capitalized internal costs of approximately $ 1.3 million in the quarter ended December 31, 2016 were written off and recorded as General, administrative and other operating costs.

        Geological and geophysical costs incurred that are directly associated with specific unproved properties are capitalized in "Unproved properties excluded from amortization" and evaluated as part of the total capitalized costs associated with a prospect. The cost of unproved properties not being amortized is assessed to determine whether such properties have been impaired. In determining whether such costs should be impaired, we evaluate current drilling plans and drilling results and available geological and geophysical information. No reserves have been attributed to the Concession.

        The following table provides detail of total capitalized costs for the Concession which remain unproved and unevaluated and are excluded from amortization as of March 31, 2017 and June 30, 2016 (in thousands):

	March 31, 2017	June 30, 2016
Oil and Gas Properties:
Unproved properties not subject to amortization	$4,653	$—

        During the nine-month period ended March 31, 2017, our oil and gas property balance increased by $4.7 million as a result of the fair value of the material received in our settlement with Tullow and Dana. The fair value of the material, for the most part well construction material, at the time of the settlement was approximately $4.4 million, of which we reduced by approximately $0.4 million during the second quarter of fiscal year 2017 based on additional information that we determined reduced the original fair market value. We engaged an independent outside party with expertise in valuing oil and gas equipment to conduct an appraisal and provide a fair valuation determination for our initial recording and reporting purposes.

        During the quarter ended December 31, 2016 we impaired $0.8 million of unproved oil and gas property costs capitalized during the second quarter ($0.5 million) and first quarter ($0.3 million) and the internal costs described above. That impairment assessment was based on our liquidity position, and the possibility that we may not reach an agreement with the Government of Guinea regarding the requirement under the PSC to provide a mutually acceptable security of $5.0 million, and the possibility that the Government of Guinea may at any time and without prior notice terminate our Concession.

        As of June 30, 2016, at the close of our last fiscal year we fully impaired the $14.3 million of previously capitalized unproved oil and gas property costs. That impairment assessment was based on the continued impasse with Tullow and Dana to resume petroleum operations and drill the next exploration obligation well, which needed to be commenced at that time by the end of September 2016, as well as our inability at the time to get interim injunctive relief from the American Arbitration Association requiring Tullow and Dana to join with SCS in the negotiation of an acceptable amendment to the PSC and to agree to a process that would result in the execution of the amendment which we hoped would have led to the resumption of petroleum operations. Thus, we believed all legal measures to require Tullow and Dana to drill the planned exploration well had been exhausted.

3. INVESTMENT IN OIL AND GAS PROPERTIES

        Investment in oil and gas properties consists entirely of our Guinea Concession in offshore West Africa. We owned a 77% participating interest in our Guinea Concession prior to the sale of a 40% gross interest to Tullow which closed on December 31, 2012. We now own a 37% interest in the Concession.

Guinea Concession

        We have been conducting exploration work related to the area off the coast of Guinea since 2002. On September 22, 2006 we entered into the PSC with Guinea. Under that agreement, we were granted certain exclusive contractual rights by Guinea to explore and exploit offshore oil and gas reserves, if any, off the coast of Guinea. We are conducting our current work in Guinea under the PSC, as amended on March 25, 2010 (the "PSC Amendment").

        The PSC Amendment clarified that we retained a Contract Area of approximately 25,000 square kilometers, which is approximately equivalent to 9,650 square miles or 30% of the original Contract Area under the PSC, following a December 31, 2009 relinquishment of approximately 70% of the original Contract Area. The PSC Amendment required that the Consortium relinquish an additional 25% of the retained Contract Area by September 30, 2013. The Contract Area is currently 18,750 square kilometers. Under the terms of the PSC Amendment, the first exploration period ended and the Consortium entered into the second exploration period on September 21, 2010. The second exploration period ran until September 2013, at which point it was renewed to September 2016 and may be extended for up to one (1) additional year to allow the completion of a well in process and for up to two (2) additional years to allow the completion of the appraisal of any discovery made.

        The PSC Amendment required the drilling of an exploration well, which had to be commenced by the year-end 2011, to a minimum depth of 2,500 meters below seabed. This requirement was satisfied with the drilling of the Sabu-1 well which was commenced during October of 2011 and reached the minimum depth of 2,500 meters below the seabed in February of 2012. The Consortium is required to drill an additional exploration well, which is to be commenced by the end of September 2016, to a minimum depth of 2,500 meters below seabed. The PSC Amendment requires the expenditure of $15 million on each of the exploration wells ($30 million in the aggregate). The Consortium was also required to acquire a minimum of 2,000 square kilometers of 3D seismic by September 2013 with a minimum expenditure of $12 million. This requirement was satisfied with the first 3D seismic survey acquired in 2010. Fulfillment of work obligations exempts us from expenditure obligations and exploration work in excess of minimum work obligations for each exploration period may be carried forward to the following exploration period. If the Consortium does not fulfil the work requirement under the PSC, it is required to pay to Guinea the difference between the amounts actually spent on work realized in fulfillment of the obligations of the work program and the amounts estimated for the total work program.

        Under the PSC Amendment, Guinea may participate in development of any discovery at a participating interest of up to 15% of costs being carried for its share. The cost of that carry is to be recovered out of 62.5% of Guinea's share of cost and profit oil. The PSC Amendment clarified that only those eligible expenditures, which were made following the date the PSC was signed, on September 22, 2006, are eligible for cost recovery. We are required to establish an annual training budget of $200,000 for the benefit of Guinea's oil industry personnel, and we are also obligated to pay an annual surface tax of $2.00 per square kilometer on our retained Concession acreage. The PSC Amendment also provides that should the Guinea government note material differences between provisions of the PSC Amendment and international standards or the Petroleum Code, the parties will renegotiate the relevant articles.

        Under the PSC and PSC Amendment our Guinea Concession is subject to a 10% royalty interest to Guinea. Of the remaining 90% of the first production, we will receive 75% of the revenue for recovery of the cost of operations, and Guinea will receive 25%.

        After recovery cost of operations, revenue will be split as outlined in the table below:

Daily production (b/d)	Guinea Share	Contractor Share
From 0 to 2,000	25%	75%
From 2,001 to 5,000	30%	70%
From 5,001 to 100,000	41%	59%
Over 100,001	60%	40%

        The Guinea Government may elect to take a 15% working interest in any exploitation area.

        On May 20, 2010, we completed a 23% assignment to Dana following the receipt of the final approvals from the Government of Guinea, which were in the form of a Presidential Decree approving the PSC and a document, referred to as an Arrêté, from the Guinea Ministry of Mines and Geology. On December 27, 2012, we received an Arrêté which formally authorized our 40% assignment of a participating interest to Tullow.

Sale of Interest to Tullow

        On December 31, 2012, we closed a sale to Tullow of a 40% gross interest in the Concession. As consideration, we received $27 million from Tullow as reimbursement of our past costs in the Concession and, as additional consideration, Tullow agreed to: (i) pay our participating interest share of future costs associated with joint operations in the Concession, up to a gross expenditure cap of $100 million incurred during the carry period that began on September 21, 2013; and (ii) pay our participating interest share of costs associated with an appraisal well of the initial exploration well, if drilled, subject to a gross expenditure cap on the appraisal well of $100 million. Tullow will continue to pay our costs, subject to the gross expenditure cap of $100 million, until 90 days following the date on which the rig contracted to drill the exploration well moves off the well location. We are responsible for our share of any costs exceeding the gross expenditure cap of $100 million per well. The $27 million payment was received by us on December 31, 2012 and was recorded as a reduction in unproved oil and gas properties, net of transaction costs of approximately $3.3 million.

        In connection with the transaction, SCS, Tullow and Dana entered into a Joint Operating Agreement Novation and Amendment Agreement reflecting that as a result of the sale to Tullow, the interest of the parties in the Concession are SCS 37%, Dana 23%, and Tullow 40%, and that Tullow agreed to be bound by the PSC and the JOA previously entered into between SCS and Dana. Tullow assumed all the respective liabilities and obligations of SCS in respect of the assigned 40% interest. SCS and Tullow executed a Deed of Assignment. The Assignment was approved by Guinea's Ministry of Mines and Geology by issuing an Arrêté on December 27, 2012 which formally authorized our assignment of a participating interest to Tullow. SCS, Dana and Tullow have elected Tullow as the Operator of the Concession beginning April 1, 2013.

Accounting for oil and gas property and equipment costs

        We follow the "Full-Cost" method of accounting for oil and natural gas property and equipment costs. Under this method, internal costs incurred that are directly identified with exploration, development, and acquisition activities undertaken by us for our own account, and which were not related to production, general corporate overhead, or similar activities, are capitalized. Capitalization of internal costs was discontinued April 1, 2013 when Tullow became the operator. Geological and geophysical costs incurred that are directly associated with specific unproved properties are capitalized in "Unproved properties excluded from amortization" and evaluated as part of the total capitalized costs associated with a prospect. The cost of unproved properties not being amortized is assessed to determine whether such properties have been impaired. In determining whether such costs should be impaired, we evaluate current drilling results and available geological and geophysical information. If petroleum operations are not commenced soon, our ability to obtain additional financing and our financial condition will be adversely affected, which will likely impact our ability to conduct exploration. No reserves have been attributed to the concession.

        We exclude capitalized costs of unproved oil and gas properties from amortization until evaluated. Geological and geophysical information pertaining to the Guinea concession was collected and evaluated and no reserves have been attributed to the Concession. In February 2012, we completed the drilling of the Sabu-1 well, which was determined to be non-commercial. As a result, we evaluated certain geological and geophysical related costs in unproved properties along with the drilling costs of the Sabu-1 well totaling $116.8 million and determined that these properties were subject to the Full-Cost Ceiling Test. As we have no proved reserves to include in the Full-Cost Ceiling Test, the entire $116.8 million resulted in a Full-Cost Ceiling Test write-down of our unproved oil and gas properties. As of March 31, 2016, based on our impairment assessment, we fully impaired the $14,331,000 of unproved oil and gas properties. This impairment assessment was based on the continued impasse by our members of the Consortium to resume petroleum operations and drill the next exploration obligation well, which needs to be commenced by the end of September 2016, and our inability to get interim injunctive relief from the American Arbitration Association requiring Tullow and Dana to join with SCS in the negotiation of an acceptable amendment to the PSC and to agree to a process that would result in the execution of the amendment which we hoped would have led to the resumption of petroleum operations. Thus, we believe all legal measures to require Tullow and Dana to drill the planned exploration well have been exhausted. Despite this impairment, we continued to pursue any avenues in order to begin drilling activities in our Concession.

        The following table provides detail of total capitalized costs for our Guinea Concession as of June 30, 2016 and 2015 (in thousands):

	June 30, 2016	June 30, 2015
Oil and Gas Properties:
Unproved oil and gas Properties	$—	$14,311
Other Equipment Costs	—	—

Unproved properties not subject to amortization	$—	$14,311

        During the year ended June 30, 2016, our oil and gas property balance increased by $20 thousand to $14,331,000 as a result of additional geological and geophysical costs incurred.

        Subsequently on August 19, 2016, we signed a non-binding Memorandum of Understanding with the Government of Guinea and executed a Second Amendment to the PSC ("2016 Amendment") on September 15, 2016. The 2016 Amendment, upon receipt of a Presidential Decree, will give us a one year extension to the second exploration period of the PSC to September 22, 2017 ("PSC Extension Period"). In addition to clarifying certain elements of the PSC, we agreed in the 2016 Amendment to drill one (1) exploratory well to a minimum depth of 2,500 meters below the seabed within the PSC Extension Period with a projected commencement date of April 2017 (the "Extension Well") with the option of drilling additional wells. If the Extension Well is not drilled within the PSC Extension Period, we will owe the Government of Guinea the difference between the actual expenditures in Guinea related to the well and $46,000,000. Fulfillment of the work obligations exempts us from the expenditure obligations during the PSC Extension Period.

        In turn, we will retain only an area equivalent to approximately 5,000 square kilometers in the Guinea offshore and will provide the Government of Guinea: (1) A parent company guarantee for the well obligation, (2) monthly progress reports and a reconciliation of budget to actual expenditures, (failure to provide the reports and assurances on a timely basis in a notice of termination with a 30 day period to cure), and (3) guarantees to Guinea that (a) no later than January 21, 2017 we will provide a mutually acceptable security for $5,000,000 on terms customary in international petroleum operations, provided that this security is to be released at the time the drilling rig for the Extension Well is on location offshore Guinea, and (b) no later than April 12, 2017, we will deliver a mutually acceptable security for the difference between $46,000,000 and the amount spent to date on the Extension Well. For the purposes of calculation for this clause, however, only costs spent for services and goods provided in Guinea shall be taken into account until the drilling rig to be used in the drilling of the Extension Well is located in the territorial waters of the Republic of Guinea. If we do not provide either security by the specified dates, the Government of Guinea may terminate the PSC immediately and without prior notice to remedy such deficiency.

        Additionally, we agreed to limit the cost recovery pool to date to our share of expenditures in the PSC since 2009 (estimated to be approximately $150,000,000) and move into the territory of Guinea the long lead items we received in the Settlement Agreement that are currently in Takoradi, Ghana for the drilling of the Extension Well by January 31, 2017. Finally, we agreed to allocate and administer a training budget during the PSC Extension Period for the benefit of the Guinea National Petroleum Office of $250,000 in addition to any unused portion of the training program under Article 10.3 of the PSC, estimated to be approximately $500,000.

        Failure to comply with the drilling and other obligations of the PSC as amended subjects us to financial penalties and a risk of loss of the Concession. The continued delays have affected adversely the ability to explore the Concession and reduces the attractiveness of the Concession to prospective industry participants and financing sources. While we currently hold 100% of the Concession, it is unknown whether we will be able to raise the necessary funds to drill the exploratory well during the PSC Extension Period.